EXHIBIT 3

                              ARTHUR ANDERSEN LLP




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into the Company's previously filed Registration Statements File No. 33-51023 and No. 33-55137.


                                             ARTHUR ANDERSEN LLP



New York, New York
July 6, 1995